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                                                                    Exhibit 10.j


                                  LEASE AGREEMENT


      THIS LEASE AGREEMENT (herein called LEASE) as of the 30th day of May, 2001 by and between GREAT LAKES BANK, herein "LESSEE" and C.R. GREEN, L.P., an Ohio Limited Partnership, herein "LESSOR"

                                WITNESS AS FOLLOWS:

ARTICLE 1. Definitions. As used herein, the words capitalized in this Article and LEASE shall have the meaning of identity or represent the amount set forth after each word:

A.    LESSOR    (name)   C.R. Green, L.P., an Ohio Limited Partnership
             (address)   c/o Calabrese, Racek and Markos, Inc.
                         1110 Euclid Avenue, Suite 300
                         Cleveland, Ohio 44115-1603
            (tel.no.)    216/696-5442

B.    LESSEE:   (name)   Great Lakes Bank
             (address)   7001 Center Street
                         Mentor, Ohio 44060
             (tel.no.)   440/974-0000
C.  PREMISES:

      (i) Address: Land, building and improvements located at southwest corner of SOM Center Road (S.R. 91) and Vallevista Drive in the City of Mayfield Heights, County of Cuyahoga and State of Ohio

      (ii) Square Footage: 2,750

      The PREMISES are shown on the plot plan marked Exhibit "A" attached hereto and made a part hereof for the sole purpose of identifying the PREMISES and OFFICE BUILDING. Included in the definition of PREMISES shall be the area used for LESSEE'S trash receptacles as designated by LESSOR (wherever and whenever appropriate herein). The PREMISES shall be built out by LESSOR in accordance with the requirements described on Exhibit "B" attached hereto and made a part hereof.

      (iii) LESSEE'S SHARE: 36.3%



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D.    ORIGINAL TERM: Ten (10) Years (See Article l.S hereof)

      (i) COMMENCEMENT DATE: Delivery of actual and exclusive possession of the PREMISES to LESSEE following completion of build-out by LESSOR as described in Exhibit "B". (Approximately May 1, 2001)

      (ii) EXPIRATION DATE: Tenth Anniversary of the last day of the month in which the RENT COMMENCEMENT DATE occurs.

E. RENT COMMENCEMENT DATE: Thirty (30) days after the COMMENCEMENT DATE or the date the PREMISES are opened for business, whichever is earlier.

F.    FIXED RENT:

      (i) Twenty Seven and 50/1 00 Dollars ($27.50) per square foot per year during the 1st through 5th LEASE YEARS: $6,302.08 per month; $75,625.00 per annum;

      (ii) Thirty Dollars ($30.00) per square foot per year during the 6th through 10th LEASE YEARS: $6,875.00 per month; $82,500.00 per annum;

G. OPERATING CHARGES: (initial) $15,152.00 per annum; $1,262.67 per month (LESSEE'S SHARE)

H.    USE: Operation of a commercial bank branch.

I.    EXTENDED TERM: One (1) option of ten (10) years ("OPTION TERM(S)")

J.    EXTENDED TERM FIXED RENT:

      (i) Thirty Four and 50/100 Dollars ($34.50) per square foot per year during the 1st through 5th EXTENDED TERM LEASE YEARS: $7,901.25 per month; $94,875.00 per annum;

      (ii) Thirty Eight Dollars ($38.00) per square foot per year during the 6th through 10th EXTENDED TERM LEASE YEARS: $8,708.33 per month; $104,500.00 per annum;

K. OFFICE BUILDING: The office building and improvements (including the PREMISES and COMMON AREAS) depicted on Exhibit "A" attached hereto and made a part hereof.

L. COMMON AREAS: The parking (customers and employees) and service areas, driveways and service roads, sidewalks and walkways, landscaped areas, maintenance, meter and storage areas, utility lines and sewers, OFFICE BUILDING identification



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      signs and other similar facilities common for all lessees of the OFFICE
      BUILDING and constituting a part of the OFFICE BUILDING.

M. LESSEE'S SHARE: The percentage computed from the fraction, the numerator of which is the number of square feet on the PREMISES and the denominator of which is the total rentable square feet of all buildings in the OFFICE BUILDING. "Square feet in the PREMISES" and "rentable square feet", as used herein for purposes of determining LESSEE'S SHARE solely shall be deemed to exclude therefrom (where applicable) (i) common areas, such as lobbies, elevator shafts, stairwells, janitorial and mechanical rooms, and common lavatories and hallways (ii) maintenance, meter and storage areas, and (iii) areas used for LESSEE'S trash receptacles. Adjustments for additions or deletions of rentable square feet shall be made annually as of the first of the following year for the ensuing year (not retroactive). LESSOR and LESSEE acknowledge that LESSEE'S SHARE as of the date hereof is as set forth in Article 1.

N. TERM: The ORIGINAL TERM and any extension or renewal, unless otherwise specified, but subject to termination as provided herein. The ORIGINAL TERM shall include, in addition to the period of time set forth in Article 1(D) hereof, the period of time from the COMMENCEMENT DATE to the last day of the month in which the RENT COMMENCEMENT DATE occurs, in the event the COMMENCEMENT DATE and RENT COMMENCEMENT DATE do not coincide.

O. LEASE YEAR: The first LEASE YEAR shall commence on the RENT COMMENCEMENT DATE and end on the last day of the month in which the first anniversary of the RENT COMMENCEMENT DATE occurs. Thereafter a LEASE YEAR shall consist of twelve (12) consecutive full calendar months commencing on the day following the close of the prior LEASE YEAR. The twelve (12) months constituting a LEASE YEAR may be changed with LESSOR'S prior consent, which consent shall not be unreasonably withheld.

P. CPI: The Bureau of Labor statistics, Consumer Price Index for All Urban Consumers for Cleveland (1999 equals 100) ("CPI"). If the CPI is not computed for a month required hereunder, the amount thereof as of the closest month thereto (with prior and following months averaged, if necessary) shall be used. If no CPI or a successor thereto is computed and/or published within thirty (30) days of each such date, comparable statistics compiled by a responsible financial periodical or recognized authority shall be used.

Q. AFFILIATE: The family members of an individual, if the LESSEE is an individual; the individual partners, (general and/or limited) and/or their family members, if the LESSEE is a partnership; and any parent, subsidiary, brother/sister corporation of LESSEE or corporations under common control with LESSEE and/or the principal shareholders of LESSEE, if LESSEE is a corporation (including, specifically, the parties who sign this LEASE on behalf of the corporation or partnership, if the LESSEE is a corporation or partnership).



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R.    LESSEE'S CHATTELS: Any and all stock-in trade, floor and wall coverings, trade fixtures, furniture, furnishings, ceiling-hung light fixtures and other adornments, special equipment and personal property of LESSEE within the PREMISES.

S. LESSOR'S RULES AN]) REGULATIONS: Those Rules and Regulations promulgated by LESSOR from time to time with regard to the OFFICE BUILDING.

T. ARTICLE HEADINGS: The ARTICLE headings and the page numbers indicated are for information index purposes solely.

ARTICLE 2. Grant of Lease.

(a) LESSOR does lease and let unto LESSEE and LESSEE does lease and take from LESSOR the PREMISES for the TERM upon the agreements, conditions and covenants hereof.

(b) The use and occupation of the PREMISES by LESSEE shall include (i) the use by LESSEE (or LESSEE'S contractor) of the area designated by LESSOR for LESSEE'S trash receptacle.

(c) The non-exclusive use by LESSEE, its agents, customers, employees and invitees, in common with others entitled thereto, of the COMMON AREAS.

(d) LESSOR from time to time may make additions, alterations and/or modifications to the SHOPPING CENTER so long as the same do not significantly obstruct the public's view of the PREMISES, significantly hamper the public's access to the PREMISES, nor significantly interfere, with the intended use of the COMMON AREAS.

(e) Notwithstanding the dimensions of the PREMISES being calculated from exterior faces of exterior walls and the center lines of interior walls, LESSOR may use and shall control the surfaces of the exterior walls (excluding storefronts) and the interior walls between surfaces for utility lines or other purposes in connection with the operation of the SHOPPING CENTER.

ARTICLE 3. Use. The PREMISES shall be used for retail purposes solely for the USE and for no other purpose.

ARTICLE 4. Operation of Business LESSEE shall operate all of the PREMISES for the USE in keeping with good commercial banking practice and during regular business hours during which other reputable commercial banks in the area typically operate, subject, however, to restrictions imposed by law, to union agreements and restrictions, and except as it may be necessary that the PREMISES be closed due to the order of any duly constituted authority or for the purpose of making repairs or improvements, or during the period of strikes, lockouts, emergencies or other causes beyond LESSEE'S reasonable control, so long as LESSEE shall make all reasonable efforts to shorten such periods.



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ARTICLE 5. Security Deposit [this section intentionally deleted]

ARTICLE 6. Term.

(a) The ORIGINAL TERM of this LEASE shall commence on the COMMENCEMENT DATE and end on the EXPIRATION DATE.

(b) LESSOR shall deliver to LESSEE and LESSEE shall accept from LESSOR possession of the PREMISES upon the COMMENCEMENT DATE in the physical condition as described in Exhibit "C" attached hereto.

(c) The taking of possession of the PREMISES by LESSEE shall be conclusive evidence as against LESSEE that the PREMISES were in good and satisfactory condition at the time such possession was so taken as provided in Exhibit "B" and that LESSOR has performed all conditions, if any, by it to be performed prior to such taking of possession.

(d) LESSEE is hereby granted an option to extend this LEASE for the EXTENDED TERM(S) upon the agreements, conditions and covenants herein set forth, provided that

      (i) LESSEE shall notify LESSOR not more than nine (9) months nor less than six (6) months prior to the beginning of EXTENDED TERM(S) (the option for which LESSEE is then exercising) of LESSEE'S intention to so extend the term hereof (time being of the essence),

      (ii) LESSEE has at all times prior to the beginning of EXTENDED TERM(S) (the option for which LESSEE is then exercising) fully complied with the agreements, conditions and covenants hereof,

      (iii) this LEASE is then in full force and effect,

      (iv) the FIXED RENT and PERCENTAGE RENT during EXTENDED TERM(S) (EXTENDED FIXED RENT and EXTENDED PERCENTAGE RENT) shall be as set forth in
            Article 1 hereof, and

      (v) this option for EXTENDED TERM(S) is personal to LESSEE and may not be assigned to and/or exercised by any other person or entity.

ARTICLE 7. Fixed Rent.

(a) LESSEE shall pay to LESSOR the FIXED RENT in monthly installments on the first day of each and every calendar month in advance commencing upon the RENT COMMENCEMENT DATE and continuing during the balance of the TERM.

(b) If the FIXED RENT and other charges (other than PERCENTAGE RENT) are not payable for a full month, then the same shall be prorated on a per diem basis unit the applicable annual amount divided by 365 multiplied times the number of days for which the FIXED RENT and other charges are payable.



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ARTICLE 8. Operating Charges.

(a)   OPERATING CHARGES as used herein shall further be defined as the total of
      (i) the cost to LESSOR of complying with LESSOR'S obligations under
      Article 22(a), (b), and (c) hereof (entitled COMMON AREAS Maintenance, Operation, Insurance and Taxes by LESSOR) plus (ii) an administration charge equal to ten percent (10%) thereof.

      Any increase in the costs otherwise includable in OPERATING CHARGES which are directly attributable to an OFFICE BUILDING tenant's wilful action or negligence, change of use in a unit within OFFICE BUILDING or alterations, additions and/or improvements to a unit within OFFICE BUILDING shall be excluded from OPERATING CHARGES computations.

(b) LESSEE shall pay to LESSOR LESSEE'S SHARE of annual OPERATING CHARGES in monthly installments in advance on the first day of each and every calendar month commencing upon the RENT COMMENCEMENT DATE and continuing during the balance of TERM. The initial LESSEE'S SHARE of OPERATING CHARGES shall be as set forth in Article 1(G) hereof. Within ninety (90) days after the end of each calendar year during the TERM, LESSOR shall determine the actual OPERATING CHARGES for the preceding calendar year and LESSOR shall furnish to LESSEE a statement thereof for such year. If LESSEE'S . SHARE of the OPERATING CHARGES paid by LESSEE is greater or less than the LESSEE'S SHARE of OPERATING CHARGES determined as aforesaid for such year, then LESSEE shall pay to LESSOR such deficiency or LESSOR shall credit LESSEE with any excess, whichever the case shall be, within fifteen (15) days after the furnishing of such statement. Effective as of the first day of the new calendar year, the current amount of LESSEE'S SHARE of OPERATING CHARGES shall be increased or decreased so as to equal one-twelfth of the preceding year's LESSEE'S SHARE of OPERATING CHARGES (adjusted to reflect any then current known charges in such costs.)

(c) For the LEASE YEAR in which the LEASE terminates, LESSEE'S SHARE of OPERATING CHARGES shall be determined and adjusted to the date of lease termination as soon thereafter as possible with any amounts prepaid refunded and any deficiencies paid within fifteen (15) days thereafter.



ARTICLE 9. Utilities.

(a) LESSEE shall pay all charges for all utilities, including, without limitation, electricity, gas, water and sewage, used or consumed in or chargeable to the PREMISES directly.

(b) In no event shall LESSOR be liable for any interruption in or failure of the supply of such utilities to the PREMISES unless due to LESSOR'S negligence not shall any interruption therein or failure thereof entitle LESSEE to any rent abatement.



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


ARTICLE 10. Signs.

(a) Within thirty (30) days after the RENT COMMENCEMENT DATE, LESSEE shall install signs (i) above the canopy (on the parapet wall of the store front), and (ii) under-canopy sign, in both instances approved by LESSOR in accordance with LESSOR'S current sign criteria ("SIGN CRITERIA"). LESSOR reserves the right, in LESSOR'S sole discretion, to allow non-complying signs.

(b) LESSEE shall not install, erect or maintain or permit the installation, erection, or maintaining of any sign or signs of any kind whatsoever on the exterior of the PREMISES or intended to be visible from the exterior of the PREMISES except in accordance with LESSOR'S SIGN CRITERIA. Any breach of this subparagraph shall entitle LESSOR to the right of self-help (that is, removal of unapproved signs) after fifteen (15) days notice to LESSEE.

(c) Notwithstanding the foregoing, if, at any time and from time to time, after the ORIGINAL TERM only, LESSOR establishes a new uniform SIGN CRITERIA for substantially all of the tenants in the OFFICE BUILDING, LESSEE shall, at LESSEE'S sole cost and expense, comply with such SIGN CRITERIA (that is, remove the old sign to the extent same does not comply and/or replace same with a sign that does comply therewith) within ninety
      (90) days after notice from LESSOR of the establishment of such new SIGN CRITERIA.

(d) As to any and all such approved signs, LESSEE shall, at LESSEE'S own cost, comply with all municipal and governmental codes, ordinances, regulations and rules, both present and future, applicable thereto.

ARTICLE 11. Lessee's Chattels Taxes. LESSEE shall pay all municipal, county, state and/or federal taxes levied or assessed against LESSEE'S CHATTELS.

ARTICLE 12. Rent, Taxes. Should any governmental taxing authority acting under any present or future law, ordinance or regulation, assess, impose or levy any assessment or tax (other than an income or franchise tax) upon or against the rents and other charges payable by LESSEE to LESSOR hereunder, LESSEE shall be responsible for and pay such assessment or tax or shall reimburse LESSOR therefor, as the case may be.

ARTICLE 13. Rent Payment and Demand.

(a) All payments of rent and other charges payable to LESSOR shall be paid in current United States funds at LESSOR'S address or such other place as LESSOR may from time to time designate without any deduction or setoff whatsoever (except as otherwise specifically provided in this LEASE) and without any prior demand.

(b) Every demand for rents and other charges due, wherever and whenever made, shall have the same effect as if made at the time it falls due and at the place of payment, and, after the service of any notice or commencement of any suit or final judgment therein, LESSOR may receive and collect any rents and other charge due, and such collection or receipt shall not operate as a waiver of nor affect such notice, suit or judgment. Any rents and other charges not paid by LESSEE within ten (10) days of



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



      the due date shall bear interest from the due date to the date of payment at the rate of one and one-half percent (1.5%) per month.

(c) Rents and other charges may be rounded to the nearest dollar i.e., if 50 cents or more to the next higher dollar and if less than 50 cents to the next lower dollar. (For example, 101.39 would be 101.00 and 202.50 would be 203.00.)

ARTICLE 14. Care, Use and Occupancy of Premises.

(a) LESSEE shall use and occupy the PREMISES in a careful, safe and proper manner and shall keep the PREMISES in a clean, safe and healthy condition and in accordance with all applicable governmental authorities and insurance requirements and all laws and ordinances now or hereafter in force. Included within the foregoing shall be LESSEE'S obligation to maintain the area designated by LESSOR for LESSEE'S trash receptacles in a clean, safe and healthy condition and in compliance with all applicable laws, including enclosure of such area by LESSEE if required by law. In addition, LESSEE shall maintain a legible street address on the rear door in accordance with applicable law, ordinances and/or regulations.

(b)   LESSEE shall not:

      (i) use or allow the PREMISES to be used for auction, fire, bankruptcy, or "lost our lease" sales,

      (ii) permit the PREMISES to be used for any purpose other than as specified herein or for any unlawful purpose or in any way that will injure the reputation of the OFFICE BUILDING,

      (iii) permit the PREMISES to be occupied in whole or in part by any other person except as permitted under LEASE,

      (iv) commit or suffer to be committed any waste or nuisance in the PREMISES or any act or thing which may disturb the quiet enjoyment of another tenant in the OFFICE BUILDING,

      (v) permit the accumulation of rubbish in or around the PREMISES other than in LESSEE'S trash receptacles therefor,

      (vi) use the sidewalks or permit the usage thereof for other than access to the PREMISES and OFFICE BUILDING, nor

      (vii) misuse or permit the misuse of the COMMON AREAS by LESSEE'S agents, employees, invitees or licensees.

(c) If required by local law, ordinance, and/or regulations, LESSEE shall maintain a key to the rear door of the PREMISES in a fire department lock box behind the PREMISES so as to make the PREMISES accessible to the fire department in the event of a fire.



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ARTICLE 15. Insurance by Lessee.

(a) LESSEE shall keep in full force and effect a policy of public liability and property damage insurance with respect to the PREMISES and the business operated by LESSEE therein in which the limits of public liability coverage shall be not less than $2,000,000.00 per occurrence for personal injury liability and $500,000.00 per occurrence for property damage liability. If LESSEE'S insurance carrier provides a combined single limit for both personal injury and property damage, then the limit shall not be less than $2,000.000.00 per occurrence. Such policy shall include LESSOR as an additional insured and shall contain a clause that the insurer will not cancel or change the insurance without first giving LESSOR ten (10) days prior written notice. The foregoing dollar limits shall be reviewed and revised periodically so as to provide adequate insurance in accordance with good shopping center practice.

(b) LESSEE shall keep in full force and effect adequate insurance against fire and such other risks as are, from time to time, included in standard extended coverage endorsements insuring (i) LESSEE'S CHATTELS located on or with the PREMISES, and (ii) alterations, decorations and improvements to the PREMISES made by LESSEE (whether or not constituting part of the PREMISES).

(c) LESSEE shall keep in full force and effect a policy of plate glass insurance in standard form covering all glass in. the PREMISES.

(d) All of such insurance policies shall be underwritten by insurance companies licensed to do business in the State of Ohio. LESSEE shall furnish LESSOR with a certificate evidencing such coverages within thirty
      (30) days after written request therefor by LESSOR.

ARTICLE 16. Indemnity by Lessee.

      Commencing upon the COMMENCEMENT DATE, or, if earlier, the date upon which LESSEE shall enter possession of the PREMISES and continuing during the TERM, LESSEE will indemnify LESSOR and save and hold LESSOR harmless from and against all actions, claims, damages, demands, expenses, judgments and liabilities in connection with damage, injury or loss to person or property resulting of occurring or arising wholly or in part by reason of LESSEE'S use or occupancy of the PREMISES or any part thereof or LESSEE'S altering, decorating, or improving of the PREMISES or by any act or failure to act of LESSEE, LESSEE'S agents, contractors, employees or servants, or anyone claiming by, through, or under LESSEE. If LESSOR shall, without fault on its part, be made a party to any litigation commenced by or against LESSEE, LESSEE shall protect and hold LESSOR harmless from and pay all costs, expenses, and reasonable attorney's fees incurred or paid by LESSOR in connection with such litigation.

ARTICLE 17. Maintenance.

(a) LESSEE shall keep and maintain (including applicable replacement when necessary) in good condition and repair the interior of the PREMISES, including but not limited to:



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





      (i) the heating, ventilating and air conditioning system' within the PREMISES and any portion thereof not within the PREMISES but serving the PREMISES exclusively, including any gas supply line serving the PREMISES to the point of connection with the gas company meter for the PREMISES, wherever located, and to accomplish same, LESSEE shall carry (and pay for) a maintenance service contract with a reputable hearing, ventilating and air conditioning contractor, approved in writing by LESSOR, and LESSEE shall provide a copy of such maintenance service contract to LESSOR not less often than annually;

      (ii) the electrical system with the PREMISES and any portion thereof not within the PREMISES but serving the PREMISES exclusively, including the electric supply line serving the PREMISES to the main panel within the PREMISES where the electric supply line enters the PREMISES;

      (iii) the plumbing system, both sewage and water lines, within the PREMISES exclusively , including the water line with the PREMISES from the point of entrance of the water supply into the PREMISES, (the water meter shall be maintained by the utility company and/or the LESSOR) and the sewage line within the PREMISES to the point of exit from the PREMISES;

      (iv) alterations, decorations and improvements (whether or not constituting a part of the PREMISES) made and/or installed by LESSEE;

      (v) the exterior doors and windows and door and window frames, which for purposes hereof shall be construed as part of the interior of the PREMISES; and

      (vi) areas designated by LESSOR for LESSEE'S trash receptacles.

      In the event LESSEE fails to maintain the PREMISES as hereinbefore provided, LESSOR may (but with no obligation) do so after fifteen (15) days notice to LESSEE or immediately in emergency cases. LESSEE shall reimburse LESSOR the cost thereof as additional rent with the next installment of FIXED RENT.

(b) LESSOR shall keep and maintain (including applicable replacement when necessary) in good condition and repair the exterior of the PREMISES and the OFFICE BUILDING (to the extent the same is not the responsibility of tenants within OFFICE BUILDING), the roofs, gutters and downspouts, the foundations and the structural portions of the PREMISES and OFFICE BUILDING.

(c) Notwithstanding the foregoing, each party shall be responsible for all repairs pertaining to the interior/exterior and/or other portions of the PREMISES/OFFICE BUILDING necessitated by the wilful action or negligence of such party or anyone acting for or on behalf of such party, except to the extent such repairs are covered by standard fire and extended coverage insurance.



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


ARTICLE 18. Alterations.

(a) LESSEE shall have the right to make such interior alterations, decorations and improvements to the PREMISES not constituting a part of the building as may be proper and necessary for the conduct of its business and for the beneficial use of the PREMISES, provided the same do not affect the exterior or structural portion of the PREMISES and provided further that LESSEE shall:

      (i)   pay all costs, expenses and charges thereof,

      (ii) make the same in accordance with applicable laws and building codes and in a good and workmanlike manner,

      (iii) cause the same to be performed by qualified contractors who shall not create any labor or other disturbance in the OFFICE BUILDING while performing same,

      (iv) fully and completely indemnify LESSOR against any mechanic's lien or other liens or claims in connection with the taking thereof, and

      (v)   not thereby diminish the value of the PREMISES or OFFICE BUILDING.

(b) LESSEE may make alterations, decorations and improvements constituting a part of the building or affecting the exterior or structural portion of the PREMISES with the same provisions as contained in subparagraph (a) (i)
      - (v) but only after (i) obtaining. LESSOR'S prior consent thereto, and
      (ii) obtaining LESSOR'S consent to the contractor engaged to perform such work, which consent shall not be unreasonably withheld.

      Upon completion of any such alterations,. decorations and improvements constituting a part of the building or affecting the exterior and/or structural portions, the same shall immediately thereupon become a part of the PREMISES and be included in the word "PREMISES" as used in this LEASE.

(c) Notwithstanding the fact that alterations, decorations and/or improvements to the PREMISES made by LESSEE may constitute a part of and be included in the word PREMISES as used in this LEASE, repair and/or restoration of damages thereto caused by fire and/or other casualty shall be the responsibility of LESSEE, whether or not covered by insurance by LESSEE, unless otherwise covered by LESSOR'S insurance (which shall not be considered primary insurance.)

(d) All of LESSEE'S CHATTELS and all interior alterations, decorations and improvements not constituting a part of the building installed in the PREMISES by LESSEE shall remain the property of LESSEE and shall be removed by LESSEE upon the termination of this LEASE, and LESSEE shall make any repairs necessitated by such removal. Any thereof not removed on or before the termination of this LEASE and surrender of possession of the PREMISES by LESSEE shall be deemed abandoned by LESSEE and, at LESSOR'S election, may be treated and/or disposed of by LESSOR as LESSOR'S own property without further right or claim thereto by



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


      LESSEE, except that LESSEE shall reimburse LESSOR for the cost of removal if LESSOR elects to have the same removed, and LESSEE shall be liable to LESSOR for any damages sustained by LESSOR as a result of LESSEE'S failure to remove same.

ARTICLE 19. Surrender of Possession.

(a) LESSEE shall deliver up and surrender to LESSOR possession of the PREMISES upon the termination of this LEASE broom clean and in as good condition and repair as the same shall be on the COMMENCEMENT DATE (loss by fire or other casualty covered by insurance carried by LESSOR and ordinary wear and decay only excepted) and deliver the keys at the office of LESSOR or LESSOR'S agent.

(b) Notwithstanding anything contained herein to the contrary, LESSEE shall cause the heating, ventilating and air conditioning system to be placed in good working order as of the date of termination of this LEASE and shall furnish to LESSOR within three (3) business days thereafter a statement from the heating, ventilating and air conditioning contractor providing the service contract for such system (pursuant to Article 21(a)(i)) hereof) so indicating. Failure to do so shall be deemed authorization to LESSOR on behalf of LESSEE to place the heating, ventilating and air conditioning system in good working order at LESSEE'S expense payable by LESSEE within thirty (30) days after billing therefor.

ARTICLE 20. Sublease/Assignment/Stock Transfer.

(a) LESSEE shall not (i) sublet the PREMISES or any part thereof, nor (ii) assign this LEASE, nor (iii) transfer, or permit the transfer of, by sale, assignment, merger, consolidation, operation of law, or otherwise, any part or all of the corporate shares of LESSEE to other than an AFFILIATE, if LESSEE is a corporation the stock of which is not listed or traded on
      a. recognized security exchange or eighty percent (80%) of whichis not owned by a corporation so listed or traded, so as to result in a change in the person or persons owning a majority of said corporate shares on the date of execution of this LEASE, without in each case [that is, either
      (1), (ii) or (iii)] the prior consent of LESSOR, which consent shall not be unreasonably withheld. Notwithstanding any approved subletting, assignment or stock transfer, LESSEE shall remain fully liable under this LEASE and shall not be released from performance of LESSEE'S obligations hereunder unless specifically released by LESSOR, in LESSOR'S sole discretion. LESSOR'S consent to any sublease, assignment or transfer as described hereinabove shall not be deemed to be a consent to or the waiver of the right to consent to any subsequent sublease, assignment or transfer.

(b) After the ORIGINAL TERM, LESSOR shall have the right, as a condition to the granting of LESSOR'S consent as aforesaid, to increase the annual FIXED RENT by such amount as LESSOR shall solely determine, not exceeding, in any event, the annual CPI INCREASE (from the 13th month prior to the proposed effective date of the sublease, assignment or stock transfer to the month immediately preceding same.) Any such increase shall be effective commencing upon the first day of the month following the effective date of the sublease, assignment or stock transfer. LESSOR'S exercise of the foregoing right shall not be deemed to be an unreasonable withholding of LESSOR'S consent. Notice of such increase shall be included with LESSOR'S consent to such sublease, assignment or stock transfer.

(c) Any request for LESSOR'S consent to a sublease, assignment or transfer as hereinabove provided shall be accompanied by the sum of $500.00 for LESSOR'S consideration thereof, whether or not LESSOR'S consent Is thereafter granted or denied.

(d) In the event LESSEE assigns this LEASE to an entity having a net worth equal to or greater than the net worth of LESSEE as of the later of the date of execution hereof or the date of assignment and such entity has had retail experience in the operation of a business for the USE, then LESSOR agrees to release LESSEE from liability hereunder arising after the date of such assignment within thirty (30) days. after receipt of verification of the information as required hereunder.

ARTICLE 21. Holding Over. LESSEE shall pay to LESSOR, upon demand by LESSOR, as liquidated damages, one and one-half times the rents and other charges specified herein applicable during the last LEASE YEAR of the TERM for any period during which LESSEE shall hold the PREMISES after the TERM if this LEASE has expired by its terms and not by acceleration. Any holding over by LESSEE shall be deemed on a month-to-month basis, subject in all other respects, except as to term, to the agreements, conditions and covenants. hereof.

ARTICLE 22. Common Areas Maintenance, Operation, Insurance and Taxes by Lessor

Lessor shall:

(a) keep and maintain in good condition and repair (including replacement where necessary, with any replacement costs amortized over the useful life of such replacements for the purposes of computing OPERATING CHARGES as provided in Article 9 hereof) the COMMON AREAS (to the extent the same are not the responsibility of LESSEE or any other tenant within OFFICE BUILDING) and operate the COMMON AREAS in accordance with reasonable rules and regulations uniformly applicable prescribed by LESSOR from time to time, including designation of areas and times for deliveries, areas for parking by the OFFICE BUILDING tenants and employees, and usage of the COMMON AREAS by others from time to time, with or without charge, so doing as such usage does not significantly interfere with the use of the COMMON AREAS by LESSEE, LESSEE'S agents, customers, employees, and invitees. Included within the term "operate" shall be the following: cleaning, clearing debris, snow and ice removal, painting of lane markers and parking spaces, operation of parking/traffic control signs/devices (both on and off site), illumination, music, storm drainage; equipment rental expense or depreciation and operating charges pertaining thereto; fire protection; direct labor costs, whether compensation for employees of LESSOR or LESSOR'S managing company or independent contractors, together with all employee benefits and payroll taxes including Social Security, workers' compensation and unemployment compensation; landscaping, including materials and supplies; license and/or permit fees, levies, and/or surcharges, personal property taxes; police and security; utility charges; utility service line maintenance for which connecting tenants are not directly responsible; water and sewage administration and maintenance; and such other items as are reasonable and necessary for the ongoing operation of the COMMON AREAS not specifically included in the foregoing.

(b)   keep in full force and effect:

      (i) insurance covering the buildings and improvements constituting the PREMISES and OFFICE BUILDING against loss by fire and standard extended coverage in amounts equal to at least replacement value (with no less than eighty percent (80%) co-insurance) and such amount of deductible as LESSOR shall from time to time determine appropriate,

      (ii) public liability and property damage insurance with respect to the OFFICE BUILDING in which the limit of public liability coverage shall be not less than $2,000. 000.00 per occurrence with respect to personal injury and $100,000.00 per occurrence with respect to property damage. The foregoing dollar limits shall be reviewed and revised periodically so as to provide adequate insurance in accordance with good shopping center practice, and

      (iii) other insurance, such as rental, boiler, sprinkler, vandalism, and malicious mischief, as. LESSOR shall from time to time determine appropriate.

      LESSEE'S payments of OPERATING CHARGES shall in no event create any rights in LESSEE in such insurance policies nor shall LESSEE be entitled to the benefit of any proceeds payable thereunder. LESSEE shall reimburse LESSOR for any increase in the cost of the foregoing insurance coverages caused by LESSEE or LESSEE'S change of use of the PREMISES and the same shall be excluded from OPERATING CHARGES computation.

(c) pay all real estate taxes and assessments against the PREMISES an, OFFICE BUILDING and any costs expended in contesting the amount and/or validity thereof. The term "REAL ESTATE TAXES AND ASSESSMENTS" as used herein shall be construed to mean the total of all real estate taxes and assessments, special or otherwise, assessed upon or with respect to the ownership of all or any part of the OFFICE BUILDING imposed by federal, state or local governmental authorities or any other taxing authority having jurisdiction, by whatever name the tax may be designated. If, due to a change in the methods of taxation, any rent, franchise, income, profit or other tax, however designated, (herein called OTHER TAX) may be levied against or chargeable to LESSOR directly due to LESSOR'S interest in OFFICE BUILDING in lieu of any tax which would otherwise constitute REAL ESTATE TAXES AND ASSESSMENTS, such OTHER TAXES shall be included in the term REAL ESTATE TAXES AND ASSESSMENTS. LESSEE shall reimburse LESSOR for any increase in REAL ESTATE TAXES AND ASSESSMENTS which are directly due to LESSEE'S alterations, additions and/or improvements to the PREMISES made by LESSEE or LESSOR at LESSEE'S request and the same shall be excluded from OPERATING CHARGES computations. Any increase in REAL ESTATE TAXES AND ASSESSMENTS due to alterations, additions or improvements by another tenant in the OFFICE BUILDING shall be excluded from OPERATING CHARGES computations.

ARTICLE 23. Access to Premises. LESSOR shall have free access to the PREMISES at all reasonable times and at any time for emergency purposes for the purpose of examining the same or to make any alterations or repairs to the PREMISES that LESSOR may deem necessary for its safety or preservation or that LESSOR is required to make, and also during the last three (3) months of the TERM for the purpose of exhibiting the PREMISES and putting up the usual notice "To Rent", not to exceed six (6) square feet in area, which notice shall not be removed, obliterated or hidden by LESSEE.

ARTICLE 24. Non-liability of Lessor. LESSOR and LESSOR'S agents, contractors, employees, and servants shall not be liable for, and LESSEE hereby releases and waives any and all claims for, loss or damage to persons or the business or property of LESSEE or anyone claiming, by, through or under LESSEE, or others within the OFFICE BUILDING.

(a)   occasioned by reason of:

      (i) any accident or act of God within or around the PREMISES or OFFICE BUILDING.

      (ii) the condition or construction of the OFFICE BUILDING, including the PREMISES,

      (iii) any defect in or failure of the electrical system, the plumbing and sewer system, and/or heating, ventilating or air, conditioning system serving the PREMISES or the building of which the PREMISES are a part, or

      (iv) water, snow or ice being upon or coming through the `roof, trapdoor, walls, windows, doors or otherwise.

      unless in any such case such damage shall be due to the negligence of LESSOR, LESSOR'S agents, contractors, employees or servants,

(b) caused by LESSOR's failure to keep in repair the portion of the PREMISES which is the responsibility of LESSOR to maintain, unless notice of the need for repairs has been given to LESSOR, a reasonable time has elapsed and LESSOR has failed to make such repairs, or

(c) arising by reason of the failure of LESSEE to comply with the agreements, conditions and covenants hereof or the negligence of LESSEE or other tenants of the OFFICE BUILDING, LESSEE'S and/or their agents, contractors, customers, employees, invitees, licensees, servants and/or suppliers.

ARTICLE 25. Waiver of Subrogation. LESSOR and LESSEE hereby waive all claims, rights or recovery and causes of action which either has or may have or which may arise hereafter against the other whether caused by negligence, intentional misconduct or otherwise, for any damage to the PREMISES or property or business within or about the PREMISES or the building of which the PREMISES are a part or the OFFICE BUILDING caused by any of the perils covered by LESSOR'S or LESSEE'S fife insurance with extended coverage and with vandalism and malicious mischief endorsements, building and contents and business interruption insurance, or for which either party may be reimbursed as a result of insurance coverage affecting any loss suffered by it, provided, however, that the foregoing waivers shall apply only to the extent of any recovery made by the parties hereto under any policy of insurance now or hereafter issued and provided further that the foregoing waivers do not invalidate any policy of insurance of the parties hereto, now or hereafter issued, it being stipulated by the parties hereto that the waivers shall not apply in any case in which the application thereof would result in the invalidation of any such policy of insurance. Any additional premium caused by this waiver of subrogation shall be paid by the party benefited thereby. The parties acknowledge that the use of "deductibles" may result in limiting the effectiveness of this waiver of subrogation.

ARTICLE 26. Destruction of Premises.

(a)   (i)   If the PREMISES shall be damaged by fire or other insured casualty,
            (herein called INSURED LOSS) but are not thereby rendered untenantable in whole or in part, LESSOR shall, at LESSOR'S own expense, cause such damage to be repaired, and the rents and other charges shall not be abated.

      (ii) If, by reason of such INSURED LOSS, the PREMISES shall be rendered untenantable only in part, LESSOR shall, at LESSOR'S own expense, cause such damage to be repaired and the rents and other charges meanwhile shall be equitably abated.

      (iii) If the PREMISES shall be rendered wholly untenantable by reason of such INSURED LOSS and such damage could be reasonably repaired within six (6) months, this LEASE shall continue and LESSOR shall, at LESSOR'S own expense, cause such damage to be repaired, and the rents and other charges meanwhile shall abate.

      (iv) If (A) the PREMISES shall be rendered wholly untenantable by reason of such INSURED LOSS and such damage cannot be reasonably repaired within six (6) months, or (B) if such INSURED LOSS is during the last two (2) years of the TERM to the extent of fifty percent (50%) or more of the then value of the PREMISES, then either party may terminate this LEASE as of the date of such INSURED LOSS by giving notice to the other party within sixty (60) days thereafter of such party's election so to do. If neither party terminates this LEASE within said sixty (60) day period, this LEASE shall continue in full force and effect and LESSOR shall repair the PREMISES as soon as reasonably possible and the rents and other charges meanwhile shall abate.

      (v) Nothing herein contained shall alter or affect LESSEE'S obligation to repair, replace and/or restore plate glass and/or alterations, decorations and improvements made by or for LESSEE to the PREMISES whether or not constituting a part of the PREMISES.

      (vi)  Following any restoration as provided in subparagraph (a) (iii) and
            (iv), payments of rents and other charges shall recommence thirty
            (30) days after the date of redelivery of possession of the restored PREMISES in tenantable condition to LESSEE or the date the PREMISES are reopened for business, whichever is earlier.

(b)   In the event that:

      (i) the building in which the PREMISES are situated shall be materially damaged or destroyed by any cause not covered by LESSOR'S insurance (herein called UNINSURED LOSS) regardless of the length of time necessary to repair and/or restore same, or

      (ii) 50% or more of the building in which the PREMISES are situated shall be damaged or destroyed by an INSURED LOSS, but the same cannot reasonably be repaired within six (6) months after such INSURED LOSS, notwithstanding the fact that the PREMISES may be unaffected by either such UNINSURED LOSS or INSURED LOSS,

      LESSOR may terminate this LEASE and the tenancy hereby created by giving to LESSEE not less than thirty (30) days nor more than one hundred twenty
      (120) days notice of LESSOR's election so to do, which notice shall be given, if at all, within sixty (60) days following such UNINSURED LOSS or INSURED LOSS, setting forth in such notice the effective date of such termination.

(c) In the event of the material damage or destruction to the building in which the PREMISES are situated, LESSOR reserves the right to change the configuration of such building, provided that the PREMISES as situated in any such new configuration shall be substantially the same in location, dimensions and traffic flow as prior to such damage or destruction.

ARTICLE 27. Eminent Domain.

(a) If the whole of the PREMISES or COMMON AREAS shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the TERM shall cease and terminate as of the date possession shall be taken by such public authority.

(b)   If any part of the PREMISES shall be acquired or condemned as aforesaid,

      (i) in the event that such partial taking or condemnation shall render the PREMISES unsuitable for the business of LESSEE, then the TERM shall cease and terminate as of the date possession shall be taken by such public authority, or

      (ii) in the event that such partial taking or condemnation is not exteosive enough to render the remaining PREMISES unsuitable for the business of LESSEE, then LESSOR shall promptly restore the remaining PREMISES to a condition comparable to its condition at the time of such condemnation less the portion lost in the taking, and this LEASE shall continue in full force and effect with respect to the remaining PREMISES and an equitable reduction of rents and other charges shall be made based upon the portion lost in the taking. This LEASE shall be thereupon terminated as to the portion of the PREMISES so taken.

(c) If less than ten percent (10%) of the COMMON AREAS shall be acquired or condemned as aforesaid, there shall be no change in this LEASE or LESSEE'S obligations hereunder.

(d) If more than ten percent (10%) of the COMMON AREAS shall be acquired or condemned as aforesaid, and if, as the result thereof, the ratio of square feet of COMMON AREAS to ground floor square feet of the sales area of the OFFICE BUILDING is reduced to a ratio below four (4) parking spaces per 1,000 square feet, then the TERM shall cease and terminate as of the date possession shall be taken by such public authority, unless LESSOR shall take immediate steps toward increasing the parking ratio to a ratio at least equal to four (4) parking spaces per 1,000 square feet, in which event, this LEASE shall be unaffected and shall remain in full force and effect without any reduction or abatement or rents and other charges.

(e) In the event of the termination of this LEASE as aforesaid, all rents and other charges due hereunder shall be paid to the date of termination and any rents and other charges paid in advance shall be refunded.

(f) In the event of any condemnation or taking as aforesaid, whether whole or partial and regardless of the termination of this LEASE as aforesaid, LESSEE shall not be entitled to any part of the award paid for such condemnation and LESSOR is to receive the full amount of such award, LESSEE having hereby assigned to LESSOR any right or claim to any part thereof. Although all damages in the event of any condemnation are to belong to LESSOR, whether such damages are awarded as compensation for diminution in value of the leasehold or to the fee of the PREMISES, LESSEE shall have the right to claim and recover from the condemning authority, but not from LESSOR, such compensation as may be separately awarded or recoverable by LESSEE'S business by reason of

      (i) on account of any and all damage to LESSEE'S business by reason of the condemnation, and

      (ii) for or on account of any cost or loss to which LESSEE might be put in removing LESSEE'S CHATTELS and interior alterations, decorations and improvements not constituting a part of the building installed in the PREMISES by LESSEE.

ARTICLE 28. Mortgage Subordination/Estoppel Certificate

(a) This LEASE shall, at the option of LESSOR, be subject, subordinate and inferior in lien with respect to a first mortgage that may be placed on the land and building of which the PREMISES from a part by a Bank, Trust Company, Insurance Company, or other lender, and LESSEE will, upon demand without cost, execute any instrument necessary to effectuate such subordination. If LESSEE, within ten (10) days after Submission of such instrument, fails to execute same, LESSOR is hereby authorized to execute same, as attorney in fact for LESSEE.

(b) It is a condition, however, to the subordination and lien provision herein provided, that LESSOR shall procure from any such mortgagee a non-disturbance and attornment agreement in writing in form reasonably acceptable to the first mortgage lender, which shall be delivered to LESSEE, providing in substance that so long as LESSEE shall faithfully discharge the obligations on LESSEE'S part to be kept and performed under the terms of this LEASE, LESSEE'S tenancy will not be disturbed nor this LEASE affected by any default under such mortgage.

(c) In the event of such financing or in the event of a sale of the PREMISES by LESSOR and a written statement is requested of LESSEE certifying as to the status of the LEASE. LESSEE shall provide such certification within ten (10) days after request therefor stating therein that this LEASE is in full force and effect and that there are no defenses or offsets thereto or stating those claimed by LESSEE.

ARTICLE 29. Default.

(a)   If

      (i) Lessee shall at any time be in default in the payment of rent and/or other charges or in the observance of the performance of any of the agreements, conditions or covenants of this LEASE on LESSEE'S part to be observed and/or performed and LESSEE shall fail to remedy such default within fifteen (15) days after notice thereof from LESSOR in the event the default is as to payment of rent and/or other charges, or within thirty (30) days after notice thereof if the default relates to matters other than the payment of rent and/or other charges (but LESSEE shall not be deemed in default if it commences to remedy said defaults other than relate to payment of rent and/or other charges within said thirty (30) day period and proceeds therewith with due diligence), or

      (ii)  LESSEE shall make an assignment for the benefit of creditors, or

      (iii) a receiver of any property of LESSEE in or upon the PREMISES be appointed in any action, suit or proceeding by or against LESSEE and not removed within forty-five (45) days after appointment, or

      (iv) the interest of LESSEE in the PREMISES shall be sold under execution or other legal process, or

      (v) LESSEE shall sublet the PREMISES or any part thereof, assign this LEASE or transfer or permit the transfer by sale, assignment, merger, consolidation, operation of law or otherwise any part or all of the shares of LESSEE, without LESSOR'S written consent, if such consent in any such event is required as provided in Article 20 hereof, or

      (vi) an audit of LESSEE'S records discloses a deficiency in reported annual GROSS SALES in excess of five percent (5%) of the annual GROSS SALES actually made by LESSEE during any LEASE YEAR.

      then, in any such event, LESSOR may terminate this LEASE, or, without terminating this LEASE, re-enter the PREMISES by summary proceedings or otherwise and, in either event, may dispossess LESSEE at LESSEE'S expense. LESSOR shall not be deemed to have elected to terminate this LEASE unless LESSOR gives LESSEE notice of such election to terminate. In the event of such re-entry, LESSOR shall relet the PREMISES and apply the rents therefrom first to the payment of LESSOR'S expenses incurred by reason of LESSEE'S default and the expenses of reletting including reasonable attorney's fees and then to the payment of rents and other charges due from LESSEE hereunder. If the rents received do not equal the expenses and costs of reletting, LESSEE shall remain liable for any deficiencies. If the rents received exceed the expenses and costs of reletting, then LESSEE shall have no rights therein if LESSOR has elected to terminate this LEASE. Such deficiency, at LESSOR'S option, may be calculated and payable by LESSEE monthly.

(b) In the event either party hereto incurs or pays Costs, expenses and/or reasonable attorney fees in enforcing the agreements, conditions and covenants of the LEASE as a result of the other party's default in observance or performance thereof, then the defaulting party shall be required to reimburse or pay such costs, expenses and/or frees incurred or paid by the non-defaulting party.

ARTICLE 30. Waiver of Jury Trial. It is mutually agreed by and between LESSOR and LESSEE that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this LEASE, the relationship of LESSOR and LESSEE, LESSEE'S use or occupancy of the PREMISES, and any emergency or other statutory remedy.

ARTICLE 31. Landlord's Rules and Regulations LESSEE agrees to comply with and abide by LESSOR's Rules and Regulations as promulgated from time to time.

ARTICLE 32. Liability of Lessor Limited. In the event of a breach of any agreement, condition, or covenant hereof on the part of LESSOR to be observed or performed and, as a result thereof, LESSEE shall obtain a judgment against LESSOR therefor, such judgment shall be satisfied only out of the proceeds of sales received upon execution and levy thereon against the right, title and interest of LESSOR in the PREMISES and the OFFICE BUILDING and neither LESSOR, whether a corporation, partnership, person, or trust, nor the officers, directors, or shareholders of LESSOR, if a corporation, nor the partners of LESSOR if a partnership, nor the trustees or beneficiaries of LESSOR if a trust, shall be liable therefor except as aforesaid (that is, LESSEE shall look solely to LESSOR'S interest in and to the real and personal property constituting the PREMISES and OFFICE BUILDING and not to any other assets or interests of LESSOR for recovery of any claim hereunder).

ARTICLE 33. Transfer of Title. In the event of a sale, assignment, or transfer by LESSOR of the PREMISES or its interest in the PREMISES, such LESSOR shall thereafter have no liability for the agreements, conditions and covenants of this LEASE on the part of LESSOR to be observed or performed thereafter, provided that LESSOR'S transferee assumes the obligations of LESSOR accruing hereunder thereafter. All such agreements, conditions, and covenants shall, however, run with the land and shall be binding upon the successors-in-interest of such LESSOR.

ARTICLE 34. Force Majeure. In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act, other than payment of rents or other charges required hereunder, by reason of strikes, lockouts, labor trouble, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this LEASE, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay, provided that nothing herein shall be deemed to extend the TERM beyond the EXPIRATION DATE (or earlier termination of this LEASE as hereinbefore provided.

ARTICLE 35. Notice/Consents.

(a) Any notice or consent required to be given by or on behalf of either party upon the other shall be in writing and shall be given by mailing such notice or consent by registered or certified mail addressed:

      (i)   to LESSOR at the address in Article 1, and

      (ii) to LESSEE at the address in Article 1 or at such other addresses as may be specified from time to time in `writing delivered to the other party.

(b) Notices shall be deemed effective when deposited as certified or registered mail in the mall or delivered to a private express carrier provided that the same is received or tendered for delivery in the ordinary course of-business at the address to which the same is sent.

ARTICLE 36. Waiver.

(a) No waiver of any agreement, condition or covenant shall be valid unless it be in writing signed by the party to be charged nor shall the waiver of a breach of any agreement, condition, or covenant be claimed or pleaded to excuse a future breach of the same agreement, condition or covenant or any other agreement, condition, or covenant.

(b) No waiver by LESSOR in respect to one tenant of the OFFICE BUILDING shall constitute a waiver in respect to any other tenant.

(c) Acceptance by LESSOR of a lesser amount than the amount actually due hereunder, whether for rents or other charges, shall not prejudice LESSOR'S right to collect the full amount due.

ARTICLE 37. Representations. LESSOR and LESSOR'S agents have made no representations or promises with respect to the PREMISES or the building or OFFICE BUILDING of which the same form a pan except as herein expressly set forth.

ARTICLE 38 Entire Agreement. This LEASE and the Exhibits, if any, attached hereto and forming a part hereof, set forth all the agreements, conditions and covenants between LESSOR and LESSEE concerning the PREMISES and the OFFICE BUILDING and there are no agreements, conditions and covenants, either oral or written, between the, other than are herein set forth. Except as herein otherwise provided, no subsequent amendment, change, modification or addition to this LEASE shall be binding upon LESSOR or LESSEE unless in writing and signed by them.

ARTICLE 39. Quiet Enjoyment. LESSOR hereby covenants and agrees that if LESSEE shall perform all the agreements, conditions and covenants herein stipulated to be performed on LESSEE'S part, LESSEE shall at all times during the TERM have the peaceable and quiet enjoyment and possession of the PREMISES without any hindrance or interruption from LESSOR or any person or persons lawfully claiming the PREMISES, subject only to the agreements, conditions and covenants of this LEASE.

ARTICLE 40. Applicable Laws. This LEASE and the agreements, Conditions and covenants herein set forth. shall be construed in accordance with and governed pursuant to the laws of the State of Ohio.

ARTICLE 41. Benefit of Assigns. This LEASE and all the agreements, conditions, and covenants herein contained shall inure to the benefit of and be binding upon the heirs, personal representatives, successors and assigns, respectively, of the parties hereto, provided however, that no assignment by from, through or under LESSEE in violation of the provisions hereof shall vest in the assigns any right, title or interest whatever.

ARTICLE 42. Memorandum of Lease.

(a) This LEASE shall not be recorded, but a Memorandum of Lease of event date herewith describing the PREMISES, setting forth the TERM and referring to this LEASE may be recorded by either party.

(b) In the event the COMMENCEMENT DATE, RENT COMMENCEMENT DATE or EXPIRATION DATE hereof are not dates certain as of the date hereof, the parties shall enter into a Supplemental Lease Agreement at such time as the same have been determined setting forth therein the actual COMMENCEMENT DATE, RENT COMMENCEMENT DATE and EXPIRATION DATE hereof and describing the PREMISES.

ARTICLE 43. Partial Invalidity. If any agreement, condition or covenant of this LEASE or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this LEASE, or the application of such agreement, condition or covenant to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each agreement, condition or covenant of this LEASE shall be valid and be enforced to the fullest extent permitted by law.

ARTICLE 44. Use of Terms.

(a) Wherever the word "LESSOR" or "LESSEE" is used in this LEASE, it shall be considered as meaning "LESSORS" or "LESSEES" respectively, wherever the context permits or requires, and when the singular and/or neuter pronouns are used herein, the same shall be construed as including all persons, entities and corporations designated respectively as LESSOR or LESSEE in the heading of this instrument wherever the context requires.

(b) If there be more than one LESSEE, they shall be jointly and severally liable hereunder. Notice to either LESSEE, if there be more than one, shall be deemed to be adequate and proper notice hereunder and each LESSEE authorizes, approves and consents to service of notice upon any one or more of the LESSEES.

(c) The word, LESSOR, as used in this LEASE shall mean, in addition to the party identified in Article 1 hereof, any successor-in-interest to such party, including a mortgagee-in-possession of the PREMISES.

ARTICLE 45. Regulatory Approval LESSEE'S obligations hereunder are conditioned and contingent upon LESSEE'S obtaining the requisite approvals for the establishment of a commercial bank branch at the PREMISES from the Ohio Department of Commerce Division of Banks and from the Federal Deposit Insurance Corporation.

      IN WITNESS WHEREOF, on the date and at the place first aforesaid, the parties have set their hands to this LEASE consisting of Pages 1/24 and Exhibits A and "B".




Signed in the presence of:             LESSOR:
                                       C.R. GREEN, L.P.

                                       by: C.R. Truman, Inc.
                                           General Partner


/s/ STEVEN CALABRESE                   by: /s/ DAVID CALABRESE
------------------------------             ------------------------------
[Signature of Witness]                     David Calabrese, President

Steven Calabrese
------------------------------
[Printed Name of Witness]


/s/ ERIC M. CALABRESE
------------------------------
[Signature of Witness]

Eric M. Calabrese
------------------------------
[Printed Name of Witness]



Signed in the presence of:                 LESSEE:
                                           GREAT LAKES BANK

/s/ JUDY J. HUGHES                      by: /s/ RICHARD T. FLENNER, JR.
------------------------------             ------------------------------
[Signature of Witness]                  its: President
                                             ----------------------------
Judy J. Hughes
------------------------------
[Printed Name of Witness]


/s/ LAURA ANN MERICKA
------------------------------
[Signature of Witness]

Laura Ann Mericka
------------------------------
[Printed Name of Witness]

STATE OF OHIO      )
                   )   SS.      LESSOR ACKNOWLEDGEMENT
COUNTY OD MEDINA   )

      BEFORE ME, a Notary Public in and for said County and State, personally appeared the above named C.R. GREEN, L.P.A, an Ohio Limited Partnership by C.R. Truman hc., General Partner, by David Calabrese, President, who acknowledged that he did sign the foregoing instrument and that the same is his free and voluntary act and deed personally and as such officer and the free and voluntary act and deed of said corporation.

      IN TESTIMONY WHEREOF, I have hereunto affixed my signature and official seal at Cleveland, Ohio this 30th day of May, 2001.





                                                 /s/ Tera L. Edwards
                                                 ------------------------
                                                 Notary Public




                                               Tera L. Edwards, Notary Public
                                               Medina County, State of Ohio
                                               Comm. Expires on 07/21/02

STATE OF OHIO        )
                     )   SS.      LESSEE ACKNOWLEDGEMENT
COUNTY OF LAKE       )


     BEFORE ME, a Notary Public for and in said County and State, personally appeared in the above GREAT LAKES BANK, by Richard T. Flenner, Jr., its President, who did acknowledge that they did sign the foregoing instrument for and on behalf of said company, and that the same is the free act and deed of said company, and the free act and deed of them personally and as such officers.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Mentor, Ohio, this 24th day of May, 2001.



                                             /s/ LAURA ANN MERICKA
                                             -------------------------
                                             Notary Public


                 LAURA ANN MERICKA
            Notary Public, State of Ohio
        My Commission Expires June 22, 2002
              Recorded in Lake County





----------------------------------
This instrument was prepared by:

David J. Richards, Jr., Esq.
Dworken & Bernstein Co., LPA
60 So. Park Place
Painesville, Ohio 44077

                                [SITE PLAN MAP]

                                    EXHIBIT "B"
                             IMPROVEMENTS AND BUILD-OUT

--------------------------------------------------------------------------------

I.    Build-Outs To Be Performed by Lessor at Lessor's Expense

      The following improvements/build-outs shall be constructed and installed by Lessor promptiy following the execution of the foregoing Lease by Lessee at Lessor's sole cost and expense:

            a.    The perimeter of the Premises shall be drywalled.

            b. The Premises shall be equipped with a standard 2' x 4' grid acoustical ceiling.

            c. The Premises shall include fluorescent lighting in the grid ceiling at a candlepower/per square foot rate customary for similar facilities, and shall include perimeter electrical outlets.

            d. The Premises shall include the requisite HVAC equipment and two (2) restroom facilities.

II.   Build-Outs/Improvements to be Installed by Lessor at Lessee's Expense

      The following improvements/build-outs shall be constructed and installed by Lessor promptly following execution of the foregoing Lease by Lessee at Lessee's sole cost and expense:

            a.    New drive-through facility

      The foregoing shall be implemented as follows: Lessor shall cause the above build-outs/improvements to be constructed and installed prior to the rent commencement date. Upon completion thereof, Lessor shall invoice Lessee for all costs incurred in connection with construction and installation of the foregoing, and Lessee shall thereupon remit payment to Lessor within thirty (30) days consistent with such invoice.

III. Build-Outs/Improvements to be Constructed and Installed by Lessee at Lessee's Expense

      The following improvements/build-outs shall be constructed and installed by Lessee at Lessee's sole Cost and expense:

            a. Any build-outs/improvements desired by Lessee not described in Sections 1 or 2 of this Exhibit "B" shall be instructed and installed by Lessee at Lessee's sole cost and expense.